PURCHASE  AGREEMENT
                               -------------------


     THIS PURCHASE AGREEMENT made and entered into as of December14, 1998, by and between KFP Grand LTD., a Texas limited partnership (the "Purchaser") and Penn Octane Corporation, a Delaware corporation (the "Company").

     WHEREAS,  the  Company  wishes to sell and the Purchaser wishes to purchase
(i) 500,000 shares (the "Shares") of common stock, par value $.01 per share, of the Company ("Common Stock"), and (ii) a warrant, exercisable until December 13, 2003 at $1.75 per share of Common Stock (subject to adjustment), to purchase 300,000 shares (the "Warrant Shares") of Common Stock substantially in the form of Exhibit 1 hereto (the "Warrant"; the Shares and the Warrant being herein collectively referred to as the "Securities"); and

     WHEREAS, the Company and the Purchaser desire to enter into a Registration Rights Agreement with respect to the Shares and the Warrant Shares, substantially in the form annexed as Exhibit 2 hereto (the "Registration Rights Agreement"), all on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the agreements and obligations herein contained, the Purchaser and the Company hereby agree as follows:

     1.     Purchase and Sale  of  the  Securities.  Subject  to the  terms  and
            ----------------------------------------
conditions set forth in this Agreement, the Company agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Securities for a purchase price equal to Five Hundred Thousand ($500,000.00) Dollars.

     2.     The  Closing.  The  closing (the "Closing") of the purchase and sale
            ------------
of the Securities shall take place on December 14, 1998 at 10:00 A.M. local time at the offices of the Company in Redwood City, California, or at such other time and place as the Company shall specify. At the Closing, the Purchaser shall deliver to the Company payment for the Securities being purchased in immediately

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available  funds  and the Company shall deliver the Warrant to the Purchaser and within seven business days thereafter, the Company shall deliver a stock certificate representing the Shares to the Purchaser.

     3.     Registration  Rights.  The  Purchaser  shall  have such registration
            --------------------
rights with respect to the Share and the Warrant Shares as are set forth in the Registration Rights Agreement.

     4.     Representations  and  Warranties of the Company.  As of the Closing,
            -----------------------------------------------
the  Company  represents  and  warrants  that:

          (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

          (b) the execution, delivery and performance of this Agreement, the sale and delivery of the Securities and the sale and delivery of the Warrant Shares pursuant to the Warrant have been duly authorized by all necessary corporate action on the part of the Company and do not violate the Certificate of Incorporation and by-laws of the Company, as amended and/or restated to date, any law applicable to the Company, or any covenant contained in any agreement, indenture, mortgage, promissory note, or other instrument to which the Company is a party or to which the Company or its assets are subject.

          (c) the Shares, when issued and paid for in accordance with the terms of this Agreement, will be legally and validly issued, fully paid and nonassessable, free of preemptive rights and any other rights of others;

          (d) the Company has reserved for issuance upon the exercise of the Warrant the number of shares of Common Stock equal to the number of Warrant Shares;

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          (e) the Warrant  Shares,  when issued upon exercise of the Warrant and payment therefore in accordance with the terms of the Warrant, will be legally and validly issued, fully paid and nonassessable, free of preemptive rights and any other rights of others; and

          (f) The Company's annual report on Form 10-K for the year ended July 31, 1998 and all documents incorporated therein by reference are true, complete, and correct in all material respects, do not contain any misstatement of a material fact or omit to state any material fact necessary in order to make the facts stated therein, in light of the circumstances in which such statements were made, not misleading.

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     5.     Representations  and  Warranties  of  the  Purchaser.  The Purchaser
            ----------------------------------------------------
represents  and  warrants  as  follows:

          (a)  General:
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               (i) The Purchaser has all requisite  authority to enter into this
Agreement and to perform all of the obligations required to be performed by it hereunder.

               (ii) Neither the Company nor any person acting on behalf of the Company has offered or sold the Securities to the Purchaser by means of any form of general solicitation or general advertising. The Purchaser has not received, paid or given, directly or indirectly, any commission or remuneration for or on account of any sale, or the solicitation of any sale, of the Securities.

          (b)     Information  Concerning  the  Company:
                  -------------------------------------

               (i) The Purchaser is familiar with the business and financial condition, properties, operations and prospects of the Company.

               (ii) The Purchaser has been given full access to all material information concerning the condition, properties, operations and prospects of the Company. The Purchaser and its advisors (if any) have had an opportunity to ask questions of, and to receive information from, the Company and persons acting on its behalf concerning the terms and conditions of the Purchaser's investment in the Securities, and to obtain any additional information necessary to verify the accuracy of the information and data received by the Purchaser. The Purchaser is satisfied that there is no material information concerning the condition, properties, operations and prospects of the Company of which Purchaser is unaware.

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               (iii) The Purchaser  has made,  either alone or together with his
advisors  (if  any),  such  independent   investigation  of  the  Company,   its
management, and related matters as the Purchaser deems to be, or the Purchaser's advisors (if any) have advised to be, necessary or advisable in connection with this investment; and the Purchaser and its advisors (if any) have received all information and data which the Purchaser and its advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of investing in the Securities.

               (iv) The Purchaser understands that all the Purchaser's representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

               (v) The Purchaser understands that the purchase of the Securities involves various risks, including the risk that it is unlikely that any market will exist for any resale of the Warrant and that resale of the Shares, the Warrant and the Warrant Shares will be restricted as herein provided.

          (c)     Status  of  Purchaser:
                  ---------------------

               (i) The Purchaser either alone or with Purchaser's advisors (if any) has such knowledge, skill and experience in business, financial and investment matters as to be capable of evaluating the merits and risks of an investment in the Securities. To the extent that the Purchaser has deemed it appropriate to do so, the Purchaser has retained at Purchaser's own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and owning the Shares, the Warrant and Warrant Shares, as the case may be.

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          (d)     Restrictions  on  Transfer  or  Sale
                  ------------------------------------

               (i) The Purchaser is acquiring the Securities and any shares of Common Stock purchased upon exercise of the Warrant solely for its own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Shares, the Warrant or such shares of Common Stock. The Purchaser understands that neither the Shares, the Warrant nor such underlying shares of Common Stock have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state (collectively referred to as "State Securities Laws") by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Purchaser and of the other representations made by the Purchaser in this Agreement. The Purchaser understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

               (ii) The Purchaser understands that the Shares, the Warrant and such underlying shares of Common Stock are or will be upon issurance "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the Securities and Exchange Commission (the "Commission") provide in substance that the Purchaser may dispose of such securities or any of them only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and understands that the Company has no obligations or intentions to register any of such securities thereunder, or to take any other action so as to permit sales pursuant to the Securities Act, except as set forth in the Registration Rights Agreement. Accordingly, the Purchaser understands that under the Commission's rules, unless disposed of pursuant to an effective registration statement under the Securities

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Act,  the  Purchaser may dispose of the Shares, Warrant and underlying shares of
Common Stock only in accordance with the provisions of Rule 144 under the Securities Act, to the extent available, or in other transactions which are exempt from registration under the Securities Act, in which the transferee may acquire "restricted securities" subject to the same limitations as in the hands of the Purchaser. As a consequence, absent such an effective registration statement under the Securities Act, the Purchaser understands that it may be required to bear the economic risks of the investment in the Securities (and the underlying Common Stock) for an indefinite period of time.

               (iii) The Purchaser agrees that (a) it will not sell, assign, pledge, give, transfer, of otherwise dispose of the Shares, the Warrant or such underlying Common Stock or any interest in any thereof or therein, or make any offer or attempt to do any of the foregoing, except pursuant to registration of such securities under the Securities Act and any applicable State Securities
Laws or in a transaction which, in the opinion of counsel for the Purchaser satisfactory to the Company (which requirement may be waived by the Company upon advice of counsel), is exempt from the registration provisions of the Securities Act and any applicable State Securities Laws; (b) the Shares, the Warrant and any certificate(s) representing shares of Common Stock issued upon exercise of the Warrant may bear a legend making reference to the foregoing restrictions; and (c) the Company and any transfer agent for shares of its Common Stock shall not be required to give effect to any purported transfer of any of such securities except upon compliance with the foregoing restrictions.

               (iv) In no event shall any sale, assignment, pledge or transfer of the Shares, the Warrant or such underlying Common Stock by the Purchaser to a transferee give rise to rights of any such transferee under the Registration Rights Agreement.

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     6.     Conditions  to  Obligations  of  Purchaser  and  the  Company.  The
            -------------------------------------------------------------
obligations of the Purchaser to purchase and pay for the Securities specified herein and of the Company to sell and deliver such Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

          (a)     The representations and warranties of the Company contained in
Section 4 hereof and of the Purchaser contained in Section 5 hereof shall be true and correct on and as of the Closing in all respects with the same effect as though representations and warranties had been made on and as of the Closing.

          (b) The Company and the Purchaser shall each have received a certificate from the General Partner of the Purchaser and an executive officer of the Company, respectively, to the effect that its representations and warranties are still valid.

          (c) The Company and the Purchaser shall each have executed and delivered the Registration Rights Agreement.

     7.     Board  of Directors.     The Company agrees that the Purchaser shall
            --------------------
have one (1) seat on the Board of Directors. The Company will cause the Board of Directors to elect the Purchaser's nominee to the Board of Directors as soon as practicable after the purchase and sale of the Securities is consummated hereunder. At each annual stockholders meeting of the Company after the purchase and sale of the Securities is consummated hereunder, the Company will cause the Purchaser's designee to be nominated as a part of management's slate of nominees for election as directors. The Company shall use its best efforts to ensure the election of the Purchaser's nominee as a director of the Company at each such annual meeting of the stockholders of the Company.

     8.     Waiver, Amendment.  Neither this Agreement nor any provisions hereof
            -----------------
shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

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     9.     Assignability.  Neither  this  Agreement  nor  any  right,  remedy,
            -------------
obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party, which consent shall not be unreasonably withheld.

     10.     Applicable  Law.  This Agreement shall be governed by and construed
             ---------------
in accordance with the law of the State of New York, regardless of the law that might be applied under principles of conflicts of law.

     11.     Section  and  Other  Headings.  The  section  and  other  headings
             -----------------------------
contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

     12.     Counterparts.  This  Agreement  may  be  executed  in any number of
             ------------
counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

     13.     Notices.  All  notices and other communications provided for herein
             -------
shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile (with proof of receipt) or sent by registered or certified mail, return receipt requested, postage prepaid:

          (a)  If  to  the  Company,  to  it  at  the  following  address:

               Penn  Octane  Corporation
               900  Veterans  Boulevard,  Suite  240
               Redwood  City,  California  94603
               Attn:     Jerome  B.  Richter,
                    President

               with  a  copy  to:
               Coudert  Brothers
               1114  Avenue  of  the  Americas
               New  York,  New  York  10036
               Attn:  John  F.  Watkins,  Esq.

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          (b)  If  to  the  Purchaser,  at  the  following  address:

               KFP  Grand  Ltd.
               545  E.  John  Carpenter  Freeway,  Suite  1400
               Irving,  Texas  75062
               Attn:  Mahmood  Khimji
                    President

               With  a  copy  to:
               Hughes  &  Luce,  L.L.P.
               1717  Main  Street,  Suite  2800
               Dallas,  TX  75201
               Attn:  Dudley  Murrey

or at such other address as either party shall have specified by notice in writing to the other.

     14.     Binding  Effect.  The provisions of this Agreement shall be binding
             ---------------
upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     IN WITNESS WHEREOF, the Company and the undersigned have executed this Agreement as of this 14th day of December, 1998.

                                   KFP  GRAND  LTD.


                                   By:
                                        ----------------------------------------
                                        Mahmood  Khimji
                                        President


                                   PENN  OCTANE  CORPORATION


                                   By:
                                        ----------------------------------------
                                        Jerome  B.  Richter
                                        President  and  Chief  Executive Officer

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